THE MAINSTAY FUNDS

MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay 130/30 High Yield Fund
MainStay 130/30 International Fund

Supplement dated November 5, 2008 (“Supplement”) to the
MainStay 130/30 Funds Prospectus dated February 28, 2008 (“Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for the MainStay 130/30 Funds (the “Funds”), each a series of Eclipse Funds Inc. You may obtain copies of the Funds’ Prospectus and Statement of Additional Information free of charge, upon request, by calling toll free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the Funds’ website at mainstayinvestments.com. Please review this important information carefully.

This Supplement supersedes supplements to the Prospectus dated September 23, September 24, and October 2, 2008.

MainStay 130/30 Core Fund, Mainstay 130/30 Growth Fund and Mainstay 130/30 International Fund only:

Resumption of Short Selling

Effective November 4, 2008, the Funds have resumed the implementation of short positions either directly or through the use of derivatives.

Restrictions on Short Selling

As described in the Prospectus, each Fund generally sells short a portion of its assets.

While the restrictions on short selling in the United States have been lifted, regulatory authorities in various countries outside of the United States continue to enforce temporary rules prohibiting the short-selling of certain stocks. The length of the bans and type of securities included in the bans vary from country to country. In most cases, the bans focus on the short selling of financial stocks. However, some countries, such as Australia, have more extensive bans.

These temporary bans may restrict the ability of MainStay 130/30 International Fund to fully implement its short-selling strategy, primarily in the financial sector.

MainStay 130/30 High Yield Fund only:

Impact on Trading Counterparties

Recent market events have had an impact on some of the Fund’s trading counterparties. As a result, our ability to transact with certain counterparties may be limited and the Fund may be temporarily unable to sell securities pledged as collateral to these counterparties. This may have a temporary and limited impact on the Fund’s ability to fully implement its investment strategy.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERNCE

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